UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 234-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2007, The Bank of New York Company, Inc., a New York corporation (“BNY”), Mellon Financial Corporation, a Pennsylvania corporation (“Mellon”), and The Bank of New York Mellon Corporation, a Delaware corporation (“Newco”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) which amends and restates the Agreement and Plan of Merger, dated December 3, 2006. Pursuant to the Amended and Restated Merger Agreement, Mellon and BNY will each merge with and into Newco. The two companies and Newco entered into the Amended and Restated Merger Agreement to change the order of the two mergers, to reflect the complete Certificate of Incorporation and By-Laws of Newco and to make other technical amendments. Except as indicated above, the terms and provisions of the original merger agreement remain the same.

The foregoing description of the Amended and Restated Merger Agreement is qualified in its entirety by reference to the text of the Amended and Restated Merger Agreement, which is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations and are subject to significant risks and uncertainties. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the combined company may not realize, to the extent or at the time we expect, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. and foreign legal and regulatory framework could adversely affect the operating results of the combined company; and (9) fluctuations in interests rates, currency exchange rates and securities prices may adversely affect the operating results of the combined company. Additional factors that could cause The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov).

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving BNY, Mellon and Newco. In connection with the proposed transaction, Newco filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus for the shareholders of BNY and Mellon, and each of BNY and Mellon will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS THE OTHER DOCUMENTS REFERRED TO IN THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive joint proxy statement/prospectus will be mailed to BNY and Mellon shareholders. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about BNY and Mellon, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and

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the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Mellon Financial Corporation, Secretary of Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699), or from The Bank of New York Company, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578).

The respective directors and executive officers of The Bank of New York Company, Inc. and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Mellon Financial Corporation and/or The Bank of New York Company, Inc. in respect of the proposed transaction. Information about the directors and executive officers of Mellon Financial Corporation is set forth in the proxy statement for Mellon Financial Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 15, 2006. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company, Inc.’s annual meeting of shareholders, as filed with the SEC on March 24, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus filed with the SEC.

Item 9.01 Exhibits

(d) Exhibits.

2.1 Amended and Restated Agreement and Plan of Merger between The Bank of New York Company, Inc., Mellon Financial Corporation and The Bank of New York Mellon Corporation, dated as of February 23, 2007 (incorporated by reference to Annex A to the registration statement on Form S-4 filed by The Bank of New York Mellon Corporation with the SEC on February 23, 2007)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: February 28, 2007

	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer

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